Exhibit 10.37

SHAREHOLDER’S LOAN AGREEMENT

THIS AGREEMENT is made on the 21st day of November 2024

BETWEEN:

LEE WEI CHIANG FRANCIS (NRIC No. S      976E), a Singapore Permanent Resident of 1 Marine Vista, #03-81 Neptune Court, Singapore 449025, and shareholder in AgileAlgo Holdings Limited, a company incorporated in the British Virgin Islands and parent company of the Borrower (the “Lender”) of the one part;

AND

AGILEALGO PTE. LTD. (UEN: 201942991W), a company incorporated in Singapore and having its registered office at 5008 Ang Mo Kio Avenue 5, #04-09 Techplace II, Singapore 569874 (the “Borrower”) of the other part.

WHERE IT IS AGREED as follows:

1.	LOAN

At the request of the Borrower, the Lender agrees to lend to the Borrower the sum of Singapore Dollars Fifty Thousand (S$50,000.00) (the “Loan”).

2.	PERIOD OF LOAN

The Loan shall be for a period of 18 months (the “Loan Period”) commencing from the date of disbursement of the Loan.

3.	DISBURSEMENT

The Loan shall be disbursed by the Lender to the Borrower no later than 3 business days.

4.	INTEREST

The Loan shall bear no interest.

5.	REPAYMENT

The Loan shall be repaid by the Borrower to the Lender on or before expiry of the Loan Period. The Borrower has the option of causing the Loan to repaid using shares of the parent company namely the publicly-listed shares of Prodigy, Inc. upon successful business combination with Inception Growth Acquisition Ltd., and/or IGTA Merger Sub Ltd.

6.	GOVERNING LAW

This Agreement shall be governed and construed in all respects in accordance with the laws of Singapore.

Strictly Private and Confidential	Page 1

IN WITNESS WHEREOF the parties have duly executed this Agreement on the date first above written.

Signed by	)
LEE WEI CHIANG FRANCIS	)
in the presence of:	)
)

/s/ Junus Chen
Name:	Junus Chen
NRIC:	S 1248D

Signed by Tay Yee Paa Tony	)
for and on behalf of	)
AGILEALGO PTE. LTD.	)
in the presence of:	)

/s/ Junus Chen
Name:	Junus Chen
NRIC:	S 12148D

Strictly Private and Confidential	Page 2

SHAREHOLDER’S LOAN AGREEMENT

THIS AGREEMENT is made on the 25th day of February 2025

BETWEEN:

LEE WEI CHIANG FRANCIS (NRIC No. SXXXX976E), a Singapore Permanent Resident of 1 Marine Vista, #03-81 Neptune Court, Singapore 449025, and shareholder in AgileAlgo Holdings Limited, a company incorporated in the British Virgin Islands and parent company of the Borrower (the “Lender”) of the one part;

AND

AGILEALGO PTE. LTD. (UEN: 201942991W), a company incorporated in Singapore and having its registered office at 5008 Ang Mo Kio Avenue 5, #04-09 Techplace II, Singapore 569874 (the “Borrower”) of the other part.

WHERE IT IS AGREED as follows:

1.	LOAN

At the request of the Borrower, the Lender agrees to lend to the Borrower the sum of Singapore Dollars One Hundred and Thirty-Three Thousand, Five Hundred and Thirty (S$133,530.00) (the “Loan”).

2.	PERIOD OF LOAN

The Loan shall be for a period of 18 months (the “Loan Period”) commencing from the date of disbursement of the Loan.

3.	DISBURSEMENT

The Loan shall be disbursed by the Lender to the Borrower no later than 3 business days.

4.	INTEREST

The Loan shall bear no interest.

5.	REPAYMENT

The Loan shall be repaid by the Borrower to the Lender on or before expiry of the Loan Period. The Borrower has the option of causing the Loan to repaid using shares of the parent company namely the publicly-listed shares of Prodigy, Inc. upon successful business combination with Inception Growth Acquisition Ltd., and/or IGTA Merger Sub Ltd.

6.	GOVERNING LAW

This Agreement shall be governed and construed in all respects in accordance with the laws of Singapore.

Strictly Private and Confidential	Page 3

IN WITNESS WHEREOF the parties have duly executed this Agreement on the date first above written.

Signed by	)
LEE WEI CHIANG FRANCIS	)
in the presence of:	)
)

/s/ Junus Chen Joon Young
Name:	Junus Chen Joon Young
NRIC:	S 248D

Signed by Tay Yee Paa Tony	)
for and on behalf of	)
AGILEALGO PTE. LTD.	)
in the presence of:	)

/s/ Junus Chen Joon Young
Name:	Junus Chen Joon Young
NRIC:	S 248D

Strictly Private and Confidential	Page 4

SHAREHOLDER’S LOAN AGREEMENT

THIS AGREEMENT is made on the 4th day of March 2025

BETWEEN:

LEE WEI CHIANG FRANCIS (NRIC No. SXXXX976E), a Singapore Permanent Resident of 1 Marine Vista, #03-81 Neptune Court, Singapore 449025, and shareholder in AgileAlgo Holdings Limited, a company incorporated in the British Virgin Islands and parent company of the Borrower (the “Lender”) of the one part;

AND

AGILEALGO PTE. LTD. (UEN: 201942991W), a company incorporated in Singapore and having its registered office at 5008 Ang Mo Kio Avenue 5, #04-09 Techplace II, Singapore 569874 (the “Borrower”) of the other part.

WHERE IT IS AGREED as follows:

1.	LOAN

At the request of the Borrower, the Lender agrees to lend to the Borrower the sum of Singapore Dollars One Hundred and Thirty-Three Thousand, Six Hundred and Ten (S$133,610.00) (the “Loan”).

2.	PERIOD OF LOAN

The Loan shall be for a period of 18 months (the “Loan Period”) commencing from the date of disbursement of the Loan.

3.	DISBURSEMENT

The Loan shall be disbursed by the Lender to the Borrower no later than 3 business days.

4.	INTEREST

The Loan shall bear no interest.

5.	REPAYMENT

The Loan shall be repaid by the Borrower to the Lender on or before expiry of the Loan Period. The Borrower has the option of causing the Loan to repaid using shares of the parent company, namely the publicly-listed shares of Prodigy, Inc. upon the successful business combination with Inception Growth Acquisition Ltd., and/or IGTA Merger Sub Ltd.

6.	GOVERNING LAW

This Agreement shall be governed and construed in all respects in accordance with the laws of Singapore.

Strictly Private and Confidential	Page 5

IN WITNESS WHEREOF the parties have duly executed this Agreement on the date first above written.

Signed by	)
LEE WEI CHIANG FRANCIS	)
in the presence of:	)
)

/s/ Junus Chen
Name:	Junus Chen
NRIC:	SXXXX248D

Signed by Tay Yee Paa Tony	)
for and on behalf of	)
AGILEALGO PTE. LTD.	)
in the presence of:	)

/s/ Junus Chen
Name:	Junus Chen
NRIC:	SXXXX248D

Strictly Private and Confidential	Page 6